Exhibit 99.1

Management Presentation September 2007

Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission.  Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

ALGT Highlights Unwanted customers, cities & assets Leisure customers Small cities MD-80s Unique product approach – ancillary revenues Minimal competition Pricing power At YE2007: At least 32 MD-80 aircraft in operation Five destinations (Vegas, Orlando, St. Pete, Phoenix, Ft. Lauderdale) 55 small cities 109 routes (including seasonal) 18 Quarters of Profitability(1) – Highest 1H Margin – Excellent Growth Prospects (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment

Revenue & Profitability History Revenues Operating Profit (and Fuel Prices) Fuel Price (right scale) $mm $mm 2002 to YE2Q07 CAGR: 78% $22 $50 $90 $133 $119 $243 $173 0 50 100 150 200 250 300 2002 2003 2004 2005 1H06 2006 1H07 ($1) $3 $6 $9 $12 $23 $28 -5 0 5 10 15 20 25 30 2002 2003 2004 2005 1H06 2006 1H07 ($0.50) $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00

Three Years After Restart YE 2004 One destination, 13 small cities 13 routes Nine MD-80 aircraft in operation

National Footprint YE 2007 Five destinations, 55 small cities 109 routes (including seasonal) At least 32 MD-80 aircraft in operation Potential: At least 100 small cities = 100M+ people

Economic Turbulence

No Sign of Real Estate-Related Distress

- Traffic originates in small cities: Nevada, Arizona, Florida problems not an issue
- To date, no sign of distress in the most affected states
  - Performance up strongly year/year in, for instance, Stockton
  - Where performance worse year/year, other clear explanations (Detroit competition)

Top 10 Foreclosure States(1)	Allegiant Small Cities	Comment
Nevada	Reno	Actually a small destination
California	Fresno, Santa Maria, Stockton(2), Palm Springs(3)	Strong Y/Y performance
Florida		
Georgia		
Ohio	Toledo, Youngstown	TOL affected by Detroit, YNG up Y/Y
Michigan	Lansing	LAN affected by Detroit
Arizona		
Colorado	Colorado Springs, Ft. Collins, Grand Junction	Strong Y/Y performance
Texas	Laredo, McAllen	Strong Y/Y performance
Indiana	Ft. Wayne, South Bend	Strong to Florida, mixed to Vegas

(1) RealtyTrac, Sep 18
(2) Number one foreclosure city (RealtyTrac, Aug 13), at one foreclosure filing per 27 households
(3) Actually a small destination

allegiant

6

Economic Turbulence In a recession: Hotels reduce prices Reduce capacity Spread capacity over more markets (new markets already undersupplied) If necessary, ground aircraft Fuel prices may drop If fuel prices stay high/increase: Reduce/eliminate long-haul flying, add more short-haul flights Reduce capacity If necessary, ground aircraft Further ancillary revenue development Current traffic – August/Sept strong – 4th quarter good Slowdown Prospects

Growth Potential Believe five existing destinations will support doubling of scheduled fleet YE2007: 26.5 scheduled aircraft - 14.5 Vegas - 6 Orlando - 2 St. Pete - 2 Phoenix (new) - 2 Ft Lauderdale (new) 2.5 in Charter, 3 Spares One more big US destination (at least), Caribbean, Mexico At least 45 more US & Canadian small cities Ways to grow: New destinations (continue to connect to existing small cities) New small cities Develop existing routes – more capacity Even longer-term: new aircraft types (Hawaii) Untapped Opportunities

Unique, Defensible Business Model Traditional Airline Approach High frequency Business Multiple intermediaries Hub, regional aircraft Frills Bundled product Low frequency Leisure Sell direct Nonstop, full-size aircraft No frills Unbundled product Air travel Vacation

Minimal Direct Competition Delta: Knoxville Greenville/ Spartanburg Tri-Cities, TN Greensboro Huntsville US Airways: Colorado Springs Medford Eugene US Airways/United: Fresno Head-to-Head Competition on Only Nine of 109 Routes by YE07 Competition pre-existed on all nine routes To date, it is rare for other carriers to react to our entry Competitors appear to view us as an irritant, not a threat

Ancillary Revenue Product innovation driving high margin revenue Voluntary extra passenger spend > $20 net per passenger segment Traditional airline product unbundling Third party product sales Key advantage: custom reservation system Legacy majors limited by multiple systems Even low-cost carriers dependent on system vendor Long-standing relationship with Vegas hotels hard to duplicate 163 hotel agreements, and growing Vegas: 42 Orlando: 57(1) St Pete: 13 Phoenix: 25 Ft Lauderdale: 10 Gulfport/Biloxi: 7 Reno: 9 Industry Leading Performance (1) Includes Daytona Beach

Ancillary Products

Charging Extra For The Extras

- Third Party Products
  - Hotel accommodations
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access
- Unbundling the traditional airline product
  - Convenience fee ($8.50pp, use of website)
  - Assigned seat ($11pp, includes priority boarding)
  - Checked bag ($3+/bag – reserve via website)
  - TripFlex ($5-10/per pax seg, itinerary flexibility)
  - Booking fee ($5/per pax seg, use of call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-7)
    - Snacks/sandwiches/cookies/etc ($2-6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-10)

allegiant

12

Growing Ancillary Revenue Ancillary Revenue as a % of Scheduled Service Revenue YE2Q07 Ancillary Revenue as % of Scheduled Service Revenue (1) Source: public filings of the respective companies. Includes AAI, FRNT, JBLU, LCC, and LUV Other Revenues as a percentage of Air Revenue. 1.5% 3.9% 6.8% 12.3% 14.4% 17.5% 23.1% 0% 5% 10% 15% 20% 25% 2002 2003 2004 2005 1H06 2006 1H07 22.0% 4.9% 0% 5% 10% 15% 20% 25% Allegiant US LCCs (1)

Control the Customer www.allegiantair.com Leverage direct relationship with customers Maximize e-commerce opportunities August 07 unique visitors 940K+, up 81% year/year Instantly relevant to leisure customers in our small cities Accounts for ~90% of sales Generates email lists for future low-cost communication Significant untapped potential to sell non-Allegiant travel products “Expedia with wings” Advertising Nonstop service to Vegas/Florida/Phoenix a big deal – generates free media Small city media markets inexpensive Email advertising (see above) even cheaper Word-of-mouth – significant & lowest-cost form of advertising Big Fish in Small, Underserved Ponds

Low Operating Cost – Simplicity Critical Key Drivers: Cost-driven schedule Simple product, no connections Comprehensive automation Direct distribution, 88% web bookings No CRS / GDS – Expedia, etc. Fee to book with agent No 800 number Highly productive work force Low cost aircraft (3) YE2Q07 CASM Ex-fuel (1) YE2Q07 CASM (2) (1) Source: public filings of the respective companies. Includes Mainline CASM excluding Mainline gross fuel expense. (2) Source public filings of the respective companies. Includes company reported Mainline CASM. Legacies include ALK, AMR, CAL and UAUA. (3) (¢) (¢) CASM Ex-fuel – 26% Below Nearest Competitor 7.9 8.0 8.9 9.5 9.6 11.1 11.1 0 2 4 6 8 10 12 Allegiant JetBlue Southwest AirTran Frontier Legacies US Airways 7.9 7.7 6.5 6.4 6.0 5.4 4.3 0 1 2 3 4 5 6 7 8 9 Allegiant JetBlue AirTran Frontier Southwest US Airways Legacies

YE2Q07 CASM Breakdown (¢) (2) (1) 7.9 8.1 9.5 9.5 11.1 11.1 Source: public filings of the respective companies. Totals may not foot to components due to rounding. (1) Includes ALK, AMR, CAL and UAUA. (2) Excludes the effects of fuel hedging. (3) Ownership includes Depreciation and Amortization plus Aircraft Rent. (3) 4.8 4.2 4.2 5.5 5.2 4.9 Aircraft Labor Other 3.1 3.9 5.2 4.0 5.8 6.2 Total CASM MD80 – Reasonable Cost Aircraft 3.6 2.7 3.0 3.5 3.2 3.2 0.5 1.1 0.7 1.3 1.2 1.1 0.7 0.3 0.6 0.7 0.8 0.6 1.3 2.0 3.2 2.0 2.8 3.2 1.8 1.9 2.0 1.9 3.0 3.0 Allegiant JetBlue Southwest AirTran US Airways Legacies Fuel CASM Ownership CASM Maintenance CASM Labor CASM Other CASM

Lowest Costs Despite Low Aircraft Utilization Daily Utilization (hrs) CASM (¢) Daily Utilization (hrs) Source: public filings of the respective companies, US DOT via www.APGDAT.com, Southwest for YE1Q07 Low Aircraft Utilization YE2Q07 Aircraft Utilization (Block Hrs/Day) (1) 12.7 12.0 11.2 11.0 10.9 6.7 0 2 4 6 8 10 12 14 Allegiant Airtran Alaska Southwest Frontier JetBlue 6.7 6.7 6.1 7.1 6.4 5.4 7.9 7.5 6.8 7.4 7.7 10.3 4.3 4.3 5.8 8.3 4.2 4.6 0 2 4 6 8 10 12 14 2002 2003 2004 2005 2006 YE2Q07 0 2 4 6 8 10 12 14 16 18 Utilization CASM CASM Ex-Fuel

Very Productive Labor (¢) Employees/Aircraft Source: public filings of the respective companies. (1) Includes ALK, AMR, CAL and UAUA. (2) Airtran as of December 31, 2006. (1) (1) (2) YE2Q07 Labor CASM June 30, 2007 Employees/Aircraft 3.2 3.2 2.8 2.0 1.3 2.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 Allegiant AirTran JetBlue US Airways Legacies Southwest 105.8 99.1 73.0 66.5 60.4 35.2 0 20 40 60 80 100 120 Allegiant AirTran Southwest JetBlue US Airways Legacies

Expanding Operating Margins (2) Allegiant Operating Margins YE2Q07 Operating Margins (1) (1) Source: public filings of the respective companies. (2) Includes ALK, AMR, CAL and UAUA. YE2Q07 YE2Q06 Southwest Hedge (6.1pp) 13.0% 9.0% 6.7% 4.3% 3.9% 2.9% (1.6%) (5%) 0% 5% 10% 15% 20% Allegiant Southwest JetBlue US Airways Legacies AirTran Frontier 4.7% 11.7% 16.9% 16.0% (1.4%) 5.0% 12.4% 8.2% (5%) 0% 5% 10% 15% 20% 3Q 4Q 1Q 2Q

Exceptionally Strong Balance Sheet Source: public filings of Southwest (1) Includes $39.5mm in Redeemable Convertible Preferred Shares (2) Adjusted for 7x LTM Rent Expense of $157mm (LUV), $3.2mm (ALGT June 30, 2007) and $5.9mm (ALGT Sep 30, 2006) ($ in millions) Comparable to Southwest in Strength if not Size Allegiant Southwest June 30, 2007 Sep 30, 2006 June 30, 2007 Cash, Cash Equivalents and Short - term Investments $185.8 $45.0 $2,114 Total Debt 65.0 62.2 1,641 Total Shareholders' Equity 197.5 60.4 (1) 6,427 Total Capitalization $262.5 $122.6 $8,068 Total Debt / Book Capitalization 24.8% 50.7% 20.3% Adjusted Total Debt / Adjusted Book Capitalization (2) 30.7% 63.1% 29.9% Adjusted Debt / LTM EBITDAR (2) 1.7x 3.8x 1.8x Total Debt / Cash 0.35x 1.4x 0.72x

Proven Management Team Name Title Years in Industry Prior Experience Maury Gallagher President & CEO 2 8 Ponder Harrison Managing Director – Marketing & Sales 2 2 Andrew Levy Managing Director – Planning 10 Mike Baxter Senior Vice President of Operations 43

ALGT passengers essentially 100% leisure Competitors generally ignore us, our fares and our customers – roughly speaking, we take leisure customers, they take business traffic Appendix: The Best Defense We believe potential competitors find our customers unattractive 24 Las Vegas Allegiant markets with competition served for whole of YE 1Q07, Source: US DOT In almost all cases, service by competing airlines is via connections Competing airline avg fare premium over Allegiant (median = 61%) Allegiant market share (mean = 73%) 0% 50% 100% 150% 200%